UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 27, 2011
                                                ------------------
                             SJW Corp.
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     (Exact name of registrant as specified in its charter)

        California                1-8966            77-0066628
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(State or other jurisdiction    (Commission       (IRS Employer
    of incorporation)           File Number)    Identification No.)

  110 W. Taylor Street, San Jose, California           95110
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   (Address of principal executive offices)          (Zip Code)

                           (408) 279-7800
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         Registrant's telephone number, including area code

                            Not Applicable
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    (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02  Results of Operations and Financial Condition.

On April 27, 2011, SJW Corp. (the "Company") announced its financial results for the quarter ended March 31, 2011. A copy of the press release announcing these financial results is attached hereto as
Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting of Shareholders of SJW Corp. held on April 27, 2011, (i) the ten individuals listed below were elected to the Board of Directors, (ii) the advisory resolution regarding the compensation of the named executive officers was approved, (iii) the shareholders voted on the advisory vote as to whether the advisory shareholder vote to approve the compensation of the named executive officers should occur every year, once every two years or once every three years as more fully set forth below, and (iv) the appointment of KPMG LLP as the independent registered public accounting firm for 2011 was ratified, each by the votes set forth below:


Proposal 1: Election of Directors:
                                                          Broker
Name of Director            In Favor      Withheld       Non-Votes
----------------           ----------     --------       ---------
Katharine Armstrong        13,412,921      111,095       3,909,998
Mark L. Cali               13,410,696      113,320       3,909,998
J. Philip DiNapoli         13,447,837       76,179       3,909,998
Douglas R. King            13,416,487      107,529       3,909,998
Norman Y. Mineta           10,522,355    3,001,661       3,909,998
Ronald B. Moskovitz        13,463,236       60,780       3,909,998
George E. Moss             10,536,835    2,987,181       3,909,998
W. Richard Roth            13,463,448       60,568       3,909,998
Charles J. Toeniskoetter   12,657,849      866,167       3,909,998
Robert A. Van Valer        13,468,398       55,618       3,909,998

Proposal 2: Approval of the advisory resolution approving the compensation of the named executive officers as disclosed in the proxy statement:
                                                         Broker
      In Favor             Against        Abstain       Non-Votes
     ----------           ---------      ---------      ---------
     11,520,218            467,105       1,536,693      3,909,998

Proposal 3: Advisory votes as to whether the advisory shareholder vote to approve the compensation of the named executive officers should occur every year, once every two years or once every three years:

       1 year              2 Years        3 Years        Abstain
      ---------           ---------      ---------      ---------
      3,674,765            842,722       7,461,905      1,544,624

In light of the shareholder vote on Proposal 3, the Company will include an advisory shareholder vote on the compensation of the named executive officers in its proxy materials once every three years until the next required vote on the frequency of shareholder votes on the compensation of named executive officers.

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm:
                                                         Broker
      In Favor             Against        Abstain       Non-Votes
     ----------           ---------      ---------      ---------
     17,301,903             72,186        59,925            0


Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number     Description of Document
-------    -----------------------

99.1 Press Release issued by SJW Corp., dated April 27, 2011 Announcing the 2011 First Quarter Financial Results.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            SJW Corp.
                            -----------------------------



April 27, 2011              /s/ James P. Lynch
-----------------           -----------------------------
                            James P. Lynch, Chief Financial
                            Officer and Treasurer


Exhibit
Number     Description of Document
-------    -----------------------

99.1 Press Release issued by SJW Corp., dated April 27, 2011 Announcing the 2011 First Quarter Financial Results.